UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement Schedule 14A Information
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TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M40349-P18518 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TYCO INTERNATIONAL LTD. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 7, 2012. TYCO INTERNATIONAL LTD. FREIER PLATZ 10 CH-8200 SCHAFFHAUSEN, SWITZERLAND Meeting Information Meeting Type: Annual General Meeting For holders as of: January 9, 2012 Date: March 7, 2012 Time: 3:00 PM Location: Sonnenberg Convention Center Gebetour AG Aurorastrasse 100 CH-8032 Zürich, Switzerland See the reverse side of this notice to obtain proxy materials and voting instructions.

M40350-P18518 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 22, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials Combined Document Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M40351-P18518 1. To approve the annual report, the parent company financial statements of Tyco International Ltd and the consolidated financial statements for the fiscal year ended September 30, 2011; 4. To elect auditors as follows: 2. To discharge the Board of Directors from liability for the financial year ended September 30, 2011; 01) Edward D. Breen 02) Michael E. Daniels 03) Timothy M. Donahue 04) Brian Duperreault 05) Bruce S. Gordon 06) Rajiv L. Gupta 3. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal(s): 07) John A. Krol 08) Brendan R. O'Neill 09) Dinesh Paliwal 10) William S. Stavropoulos 11) Sandra S. Wijnberg 12) R. David Yost 4.b to ratify appointment of Deloitte & Touche LLP as independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 28, 2012; 4.a to elect Deloitte AG (Zürich) as statutory auditors until the next annual general meeting; 4.c to elect PricewaterhouseCoopers AG (Zürich) as special auditors until the next annual general meeting; 5.a the allocation of fiscal year 2011 results; 5. To approve the following: 5.c the payment of an ordinary cash dividend in an amount of up to $1.00 per share out of Tyco's capital contribution reserve in its statutory accounts; 6. To cast a non-binding advisory vote to approve executive compensation with respect to fiscal 2011. 5.b the consolidation of reserves; 7. To approve amendments to our articles of association regarding book entry securities and to reflect the transfer of the registered seat of Tyco International Ltd.

M40352-P18518